UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
February 18, 2005

Maxtor Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-16447	77-0123732
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer Identification
incorporation)		No.)

500 McCarthy Blvd., Milpitas, California 95035
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(408) 894-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

(a) On February 18, 2005, Maxtor Corporation (the “Company”) entered into an Employment Offer letter with Mr. Kurt Richarz whereby he shall serve as the Company’s Senior Vice President, Worldwide Sales. Under the terms of Mr. Richarz’s Employment Offer Letter, he will receive a monthly salary of $27,083.33, a commission bonus opportunity at a target of 50% of his base salary, a grant of an option to purchase 60,000 shares of the Company’s common stock, vesting over four years and subject to the terms of the Company’s Amended and Restated 1996 Stock Option Plan, a grant of 20,000 Restricted Stock Units, subject to the terms of the Company’s Restricted Stock Unit Plan, and other compensation as set forth in the Employment Offer Letter attached as Exhibit 99.1 to this Current Report. As of the same date the Company also entered into an Executive Retention and Severance Participation Agreement with Mr. Richarz by which he will participate in the Company’s Executive Retention and Severance Plan, with terms and conditions set forth in the form of such agreement previously filed by the Company, and a Restricted Stock Unit Award Agreement by which he will be receiving the 20,000 Restricted Stock Units. The Restricted Stock Unit Award Agreement provides for payment in cash for the value of vested Restricted Stock Units in accordance with the terms of the Restricted Stock Unit Plan, subject to applicable tax withholding. The Restricted Stock Units vest 100% on the third anniversary of the date of his employment, provided there is no termination of service of Mr. Richarz. If Mr. Richarz’s service is terminated by the Company other than for Cause (as defined in the Restricted Stock Unit Plan), his award shall vest in full effective as of the date of termination of his service. Furthermore, if Mr. Richarz remains an active employee in good standing of the Company, the option and the Restricted Stock Units will be accelerated in full upon the occurrence of certain specified events as set forth in the Employment Offer Letter attached as Exhibit 99.1 to this Current Report.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On February 18, 2005, Duston M. Williams resigned as the Company’s principal accounting officer effective the same day, in order to permit the appointment of Nancy Bush to serve in this role, effective on that same date. Mr. Williams will continue in his position as the Company’s Executive Vice President, Finance and Chief Financial Officer.

(c) On February 18, 2005, the Company appointed Nancy Bush as its Corporate Controller and principal accounting officer, effective the same day.

     Ms. Bush became the Company’s Corporate Controller and principal accounting officer on February 18, 2005. Ms. Bush previously served as a Senior Consultant with Macias & Ryan, Inc., a financial accounting consulting firm, from March 2004 until February 2005, providing project management, systems implementation and compliance consulting services. From March 2002 until January 2004, Ms. Bush was a Senior Director of Finance for Terayon Computer Systems, Inc., a communications equipment manufacture and developer. From April 1995 until September 2001, Ms. Bush served various management roles with Silicon Graphics, Inc., a computer hardware manufacturer, including Director of Finance for Global Services from 1998 until 2001. Ms. Bush is 44 years old.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On February 18, 2005, the Board of Directors of the Company amended and restated its Bylaws, effective the same day, as follows:

(i)	Article I, Section 5, was amended to clarify the Chairman’s rights to exclude a person from the annual meeting of stockholders if the person is disruptive and to restrict the business which can be brought by stockholders to the annual meeting to proper matters for stockholder action under Delaware law;

(ii)	Articles I and II, Sections 6 and 10, respectively, were amended to provide the Company with early notice of when a proponent intends to deliver an alternative proxy statement and form of proxy;

(iii)	Article II, Section 5 and Article VI were amended to permit the Company the use of electronic transmission of notices;

(iv)	Article II, Section 1, was revised to delete reference to the Company’s April 2001 merger with Quantum Corporation as the provisions are now unnecessary by lapse of time; and

(v)	Article IV, Sections 1 through 4, were amended to create the separate office of the Chief Executive Officer and clarify the responsibilities of the office of the President, accordingly, and to reflect revised responsibilities if different individuals hold the positions of President and Chief Executive Officer for the Company.

The Company’s Bylaws, as amended and restated on February 18, 2005, are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

Item 8.01 Other Events.

     On February 18, 2005, the Company’s Board of Directors amended the Company’s Corporate Governance Guidelines to coordinate terms with the November 2004 revisions to the New York Stock Exchange corporate governance listing standards, as well as to add provisions relating to the duties of the Lead Director. In addition, the Company’s Board of Directors amended the Company’s Compensation Committee Charter to revise the quorum requirement, clarify the authority of the Committee, and coordinate the duties of the Committee with the November 2004 revisions to the New York Stock Exchange corporate governance listing standards. Each of these actions was recommended by the Company’s Nominating and Corporate Governance Committee. Revised versions of both the Corporate Governance Guidelines and the Compensation Committee Charter were disclosed promptly on the Company’s website, www.maxtor.com, under the “Investor Relations — Corporate Governance” section thereto.

     As previously disclosed on a Form 8-K filed with the Securities and Exchange Commission on February 11, 2005 (the “Original Form 8-K”), the Company amended the terms of Michael J. Wingert’s Employment Offer Letter dated November 17, 2004. The amendment to Mr. Wingert’s Employment Offer Letter dated February 7, 2005, filed as Exhibit 99.2 to the Original Form 8-K, included a typographical error overstating his monthly salary by $500. A corrected version of the amendment to Mr. Wingert’s Employment Offer Letter is hereto filed as Exhibit 99.3 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
No.	Description
Exhibit 99.1	Employment Offer Letter dated as of February 18, 2005 from Maxtor Corporation to Mr. Kurt Richarz.

Exhibit 99.2	Amended and Restated Bylaws of Maxtor Corporation, dated February 18, 2005.

Exhibit 99.3	Amendment to the Employment Offer Letter dated as of February 7, 2005 from Maxtor Corporation to Mr. Michael J. Wingert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2005

MAXTOR CORPORATION

	By:	/s/ Duston M. Williams

	Name:	Duston M. Williams
	Title:	Executive Vice President, Finance
and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
Exhibit 99.1	Employment Offer Letter dated as of February 18, 2005 from Maxtor Corporation to Mr. Kurt Richarz.

Exhibit 99.2	Amended and Restated Bylaws of Maxtor Corporation, dated February 18, 2005.

Exhibit 99.3	Amendment to the Employment Offer Letter dated as of February 7, 2005 from Maxtor Corporation to Mr. Michael J. Wingert.